UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2022

SELECT ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38066	81-4561945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1233 West Loop South, Suite 1400

Houston, TX 77027

(Address of Principal Executive Offices)

(713) 235-9500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	WTTR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 21, 2022, Select Energy Services, LLC and Select Energy Services, Inc. (collectively, the “Company”) entered into a Transition and Separation Agreement and General Release of Claims (the “Separation Agreement”) with Adam R. Law, the Senior Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer of the Company, memorializing the terms of his separation from employment, which shall be effective no later than November 11, 2022. The Separation Agreement provides that Mr. Law shall receive the following payments and benefits following his separation date, subject to his providing such cooperation and assistance as the Company may reasonably request with respect to the transition of his duties and responsibilities, his execution of an additional confirming release agreement following his separation date, and his satisfaction with the terms of the Separation Agreement (including with respect to continued cooperation and compliance with certain restrictive covenants): (i) a severance payment equal to $170,000, which represents six (6) months’ worth of Mr. Law’s base salary currently in effect, to be paid in six (6) substantially equal monthly installments; (ii) an additional payment equal to $190,400, which approximates the bonus for 2022 that could have been paid to Mr. Law pursuant to the Company’s short-term incentive bonus program, to be paid on or before March 15, 2023; (iii) reimbursement of Mr. Law’s payment of premiums for COBRA benefits continuation coverage for a period of up to six (6) months following his separation date; and (iv) accelerated vesting of 77,000 shares of restricted stock, which were granted to Mr. Law on February 24, 2022. All other unvested equity awards will be forfeited and surrendered to the Company immediately prior to his separation date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 2022

SELECT ENERGY SERVICES, INC.

By:	/s/ John D. Schmitz
John D. Schmitz
Chairman of the Board, President and Chief Executive Officer